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                                                                    EXHIBIT 10.8

                           SECRETARY'S CERTIFICATION

    The undersigned Secretary of Mortgage and Realty Trust (the "Trust"), a real estate investment trust duly organized under the laws of the State of Maryland, hereby certifies that the following is a true and correct copy of the preambles and resolutions duly adopted by the Board of Trustees of the Trust on July 20, 1994, and that such resolutions have not been modified or rescinded and are still in full force and effect as of the date hereof:

    WHEREAS, the Trust has heretofore adopted and maintained, and continues to maintain, a certain Plan and Trust qualified under Sections 401(a) and 501(a) of the Internal Revenue Code known as the "Employees' Retirement Plan for Mortgage and Realty Trust" (the "Plan"); and

    WHEREAS, in the opinion of the Board of Trustees, it is in the best interest of the Trust to amend the Plan so as to permit distributions following termination of employment and to permit distribution of an employee's vested benefit in lump sum form;

    NOW THEREFORE, BE IT

    RESOLVED, that  Item  E16  of  the  Adoption  Agreement  to  the  Employees'
              Retirement Plan for Mortgage and Realty Trust dated December 16, 1992 is hereby amended by eliminating E16 c. thereof and selecting instead E16 d. reading "Distributions may be made at the
              Participant's election as soon as practicable after the Anniversary Date following termination of employment"; and it is further

    RESOLVED, that Item E17 of the aforesaid Adoption Agreement is hereby amended by eliminating E17 a. thereof and selecting instead E17 c. reading "Distributions under the Plan may be made in annuities and . . . IN LUMP SUMS OR INSTALLMENTS"; and it is further

    RESOLVED, that the aforesaid amendments shall be effective as of January 1, 1994; and it is further

    RESOLVED, that the appropriate officers of the Trust are hereby authorized and directed to take any and all actions, to sign such documents and to make such filings with any State or Federal agency as may be necessary to effectuate the foregoing resolutions.

                                                   /s/ CLAIRE M. ADAMS

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                                                Claire M. Adams, Secretary

DATED: July 20, 1994

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